Exhibit 10.21

AMENDMENT NO. 1 TO SECURITY AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Security Agreement dated August 9, 2011 (the “Security Agreement”) is made as of February 4, 2013, by and between Bleach Pty Ltd. (“Bleach”) and Glowturn Pty Ltd (“Glowturn”). Terms not defined herein shall have the meaning ascribed to them in the Security Agreement.

WHEREAS, Bleach and Glowturn entered into a secured loan facility dated August 9, 2011 in the maximum amount of AUD2,200,000 in the form of the Security Agreement;

WHEREAS, under clause 6.2 of the Security Agreement Bleach had the discretion to have the Further Advance Amount (the amount of the loan in excess of AUD1,350,000 or AUD850,000) converted into ordinary shares of Bleach at a rate equal to AUD convertible amount/12,500,000 x 100 (the “Conversion Right”); and

WHEREAS, the parties to this Amendment desire to amend the Settlement Agreement to have Glowturn irrevocably waive its Conversion Right.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Equity Conversion.  The Security Agreement is hereby amended to delete clause 6.2 (“Equity Conversion”) in its entirety.

Section 2.  Effect of Amendment.  Except as amended hereby, the Settlement Agreement shall continue in full force and effect and is hereby incorporated herein by this reference.

Section 3.  Governing Law.  This Amendment shall be governed by and construed under the law in the State of New South Wales.

Section 4. Titles and Subtitles.  The titles of the sections and subsections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

Section 5.  Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed as of the date first set forth above.

GLOWTURN PTY LTD. ACN 050 288 018

By:	/s/ Mark Frederic Byers
Name: Mark Frederic Byers
Title: Director

BLEACH PTY LTD. 095 987 214

By:	/s/ Mark Frederic Byers
Name: Mark Frederic Byers
Title: CEO